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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: May 7, 1998
                     (Date of earliest event reported)

                        Tenet Healthcare Corporation
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

         Nevada                        I-7293                  92-2557091
------------------------        ---------------------      -------------------
(State of Incorporation)        (Commission File No.)      (IRS Employer
                                                           Identification No.)

             3820 State Street, Santa Barbara, California 93105
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                  (805) 563-7000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                        N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On May 7, 1998, Tenet Healthcare Corporation, a Nevada corporation (the "Company"), announced the determination of the consideration to be offered in its previously commenced offer to purchase (the "Tender Offers") any and all of its 9 5/8% Senior Notes due 2002 (the "9 5/8% Notes) and its 10 1/8% Senior Subordinated Notes due 2005 (together with the 9 5/8% Notes, the "Notes"). A press release announcing the pricing of the Tender Offers is attached as an exhibit to this Current Report on Form 8-K.

     On May 8, 1998, the Company announced the pricing of its offering of $300 million of 7 5/8% Senior Notes due 2008 and $900 million dollars of 9 1/8% Senior Subordinated Notes due 2008 to qualified institutional investors through a private placement and to overseas investors pursuant to Regulation
S. The Company intends to use the proceeds of such offering to finance the Tender Offers for the Notes. A press release announcing the pricing of the offering is attached as an exhibit to this Current Report on Form 8-K.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

Exhibit   Description
-------   -----------

   99.1   Press Release, dated May 7, 1998.
   99.2   Press Release, dated May 8, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TENET HEALTHCARE CORPORATION



                                                 By: /s/ STEPHEN D. FARBER
                                                     -------------------------
                                                     Stephen D. Farber
                                                     Vice President


Date:  May 8, 1998

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                                 EXHIBIT INDEX

Number                 Exhibit
------                 -------

  99.1      Press Release, dated May 7, 1998.
  99.2      Press Release, dated May 8, 1998.





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